UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): January 1, 2021

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 N. Orlando Avenue, Suite 313, PMB 247 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:     (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2021, IZEA Worldwide, Inc. (the "Company") entered into a new employment agreement with Ryan S. Schram, the Company's Chief Operating Officer (the "Employment Agreement"), with an initial term commencing January 1, 2021 and ending on January 1, 2024. This agreement supersedes, amends and restates the former employment agreement between the Company and Mr. Schram dated January 1, 2015. In connection with the Employment Agreement, the Company appointed Mr. Schram to the position of President and Chief Operating Officer.

Pursuant to the Employment Agreement, Mr. Schram will receive an annual base salary of $300,000 with a guaranteed base salary increase of no less than 2% in January of each year beginning in 2022. The Employment Agreement provides for annual stock options valued at $25,000 vesting over four years in equal monthly installments. However, the number of underlying shares of common stock in each annual stock option award shall not exceed 100,000 shares. In the event the fair market value of the stock option grant is less than $25,000 as limited by the 100,000 share maximum, Mr. Schram will be entitled to receive the difference in fair market value through in cash or restricted stock units with the same vesting schedule as the stock options, at the sole discretion of the Board of Directors. Additionally, Mr. Schram is also eligible to receive quarterly cash bonuses based on the Company's revenue and he is eligible for an annual bonus up to $100,000 in cash and up to $25,000 in stock options (subject to a 100,000-share maximum, with any resulting difference in value to be paid in cash at 50% of the value or restricted stock units at 100% of the value, at the sole discretion of the Board of Directors) based on the achievement of specified annual and quarterly performance goals, to be paid quarterly pursuant to the terms of the Employment Agreement. Each grant of bonus stock options or restricted stock units shall vest over one year in equal monthly installments.

Following the initial term, the Employment Agreement will automatically renew for successive one-year terms unless the Company or Mr. Schram provides written notice of non-renewal at least three months prior to the end of the current term or the Employment Agreement is otherwise terminated pursuant to its terms. The Employment Agreement is subject to early termination (i) by the Company or Mr. Schram for any reason upon written notice, (ii) by the Company for cause (as such term is defined in the Employment Agreement), (iii) by Mr. Schram for good reason (as such term is defined in the Employment Agreement), and (iv) in the case of Mr. Schram's death or disability. If the Employment Agreement is terminated for any reason other than by the Company for cause or by Mr. Schram without good reason, Mr. Schram will be entitled to payment of expenses, accrued and unused vacation time, severance of six months of his then current salary and bonuses as calculated in the prior six months and twelve months of COBRA payments. In the case of termination due to disability, Mr. Schram will be entitled to severance of his then current salary until such time (but no more than 120 days after such disability) that disability insurance plan payments commence. If there is a change of control (as defined in the Employment Agreement) and Mr. Schram's employment terminates within six months following the change of control for reasons other than for cause or without good reason, then Mr. Schram will be entitled to severance of twelve months of his then current salary and twelve months of COBRA payments. Additionally, upon a change of control (as such term is defined in the Employment Agreement), Mr. Schram’s unvested equity awards will be subject to acceleration pursuant to the terms of the Employment Agreement.

The Employment Agreement also contains covenants restricting Mr. Schram from engaging in any activities competitive with the Company’s business during the term of the Employment Agreement and for a period of up to one year thereafter, and prohibiting him from disclosure of confidential information regarding the Company.

The foregoing summary description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety by reference.

Item 7.01.     Regulation FD Disclosure.
On January 6, 2021, the Company issued a press release announcing Mr. Schram’s appointment as President and Chief Operating Officer. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item by reference.
On January 6, 2021, the Company filed a press release stating that the Company has regained compliance with The Nasdaq Stock Market LLC ("Nasdaq") Listing Rule 5450(a)(1), which requires the Company's common stock to maintain a minimum bid price of $1.00 per share. The Nasdaq staff made this determination of compliance after the closing bid price of the Company's common stock was at $1.00 per share or greater for the prior 10 consecutive business days. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference therein.

Item 9.01.       Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated as of January 1, 2021, between IZEA Worldwide, Inc. and Ryan S. Schram
99.1	Press Release issued by IZEA Worldwide, Inc. on January 6, 2021
99.2	Press Release issued by IZEA Worldwide, Inc. on January 6, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: January 6, 2021	By: /s/ Edward H. (Ted) Murphy
Edward H. (Ted) Murphy Chief Executive Officer